SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2025

VOCODIA HOLDINGS CORP

(Exact name of the registrant as specified in its charter)

Wyoming	001-41963	86-3519415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6401 Congress Avenue, Suite #160, Boca Raton, Florida 33487

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (561) 484-5234

Not applicable

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common Stock	VHAI	N/A
Series A Warrants	VHAIW	N/A
Series B Warrants	VHAIBW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K originally filed by Vocodia Holdings Corp on January 8, 2024, to correct a typographical error contained in the report.

Item 4.01. Changes in Registrant’s Certifying Accountant (as corrected).

Resignation of Independent Registered Public Accounting Firm

On January 6, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors of Vocodia Holdings Corp. (the “Company”) was informed by Rosenberg Rich Baker Berman, P.A. (“RRBB”) that RRBB will be resigning as the Company’s independent registered public accounting firm effective January 6, 2025. RRBB advised the Company that its decision to resign was a mutual decision between the Company and RRBB.

RRBB’s audit reports on the Company’s consolidated financial statements for the years ended December 31, 2023, and 2022, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. However, the reports included an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through June 30, 2024: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with RRBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RRBB would have caused RRBB to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RRBB with a copy of this report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that RRBB furnish the Company with a letter addressed to the SEC stating whether RRBB agrees with the statements made by the Company in this report and, if not, stating the respects, if any, in which RRBB does not agree with such statements. A copy of the letter from RRBB is filed with this Current Report on Form 8-K as Exhibit 16.1.

New Independent Registered Public Accounting Firm

On January 8, 2025, the Board of Directors and the Audit Committee appointed Pipara & Co LLP (“Pipara”) to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

During the fiscal years ended December 31, 2023, and 2022 and in the subsequent interim periods through December 31, 2024, neither the Company nor anyone on its behalf has consulted with Pipara with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on financial statements, and neither a written report nor oral advice was provided to the Company that Pipara concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K; or (iii) any “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description of Document
16.1	Letter from Rosenberg Rich Baker Berman, P.A to the Securities and Exchange Commission dated January 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

VOCODIA HOLDINGS CORP.

Date: January 13, 2025	By:	/s/ Brian Podolak
Brian Podolak
Chief Executive Officer

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